UBS Series Funds

Prospectus Supplement

Supplement to the Prospectus dated August 28, 2018

Includes:

•	UBS Select Prime Preferred Fund

September 27, 2018

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Prime Preferred Fund (the “fund”) regarding voluntary fee waivers.

Effective October 1, 2018, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.02% of its administrative fees (imposed at the feeder fund level) until October 31, 2018 in order to voluntarily reduce the fund’s expenses by 0.02% until October 31, 2018.

This voluntary fee waiver is in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.14% through August 31, 2019; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waiver and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.12% until October 31, 2018. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

The “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus include the administrative fees.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/ or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-985